UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 7, 2018

Ekso Bionics Holdings, Inc.

(Exact Name of Registrant as specified in its charter)

Nevada	001-37854	99-0367049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1414 Harbour Way South, Suite 1201

Richmond, California 94804

(Address of principal executive offices, including zip code)

(510) 984-1761

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 7, 2018, Ekso Bionics Holdings, Inc. (the “Company,” “we” or “our”) held our annual meeting of stockholders (the “Annual Meeting”) in Richmond, California. Of the 60,354,941 shares of common stock outstanding and entitled to vote at the Annual Meeting, 48,698,757 shares were present at the Annual Meeting either in person or by proxy, constituting a quorum. The following provides a summary of the votes cast for the proposals on which our stockholders voted at the Annual Meeting:

Proposal 1. The election of six directors to serve until the annual meeting of stockholders to be held in 2019 and until their respective successors are elected and qualified, or until his or her earlier death, resignation or removal.

The results of the vote were as follows:

Name of Director	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Steven Sherman	24,999,143	404,518	23,295,096
Jack Peurach	25,062,157	341,504	23,295,096
Ted Wang, Ph. D.	24,363,142	1,040,519	23,295,096
Marilyn Hamilton	25,032,182	371,479	23,295,096
Charles Li, Ph. D.	24,981,466	422,195	23,295,096
Stanley Stern	25,031,113	372,548	23,295,096

Proposal 2. The ratification of the amendment to the Company’s Articles of Incorporation approved by the stockholders of the Company on December 21, 2017 to increase the total number of authorized shares of common stock from 71,428,571 shares to 141,428,571 shares.

The results of the vote were as follows:

VOTES FOR:	41,224,976
VOTES AGAINST:	6,931,910
VOTES ABSTAINED:	541,871
BROKER NON-VOTES:	–

Proposal 3. The ratification of an amendment to the Amended and Restated 2014 Equity Incentive Plan approved by the stockholders on December 21, 2017 to increase the number of shares available for grant under such plan from 4,714,285 shares to 9,114,285 shares.

The results of the vote were as follows:

VOTES FOR:	24,074,890
VOTES AGAINST:	1,228,271
VOTES ABSTAINED:	100,500
BROKER NON-VOTES:	23,295,096

Proposal 4. The ratification of the appointment of OUM & Co., LLP as the Company’s independent auditors for the year ending December 31, 2018.

The results of the vote were as follows:

VOTES FOR:	46,838,674
VOTES AGAINST:	1,289,354
VOTES ABSTAINED:	570,729
BROKER NON-VOTES:	–

Proposal 5. The approval, in an advisory (non-binding) vote, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement dated April 30, 2018 for the Annual Meeting.

The results of the vote were as follows:

VOTES FOR:	24,245,690
VOTES AGAINST:	873,209
VOTES ABSTAINED:	284,762
BROKER NON-VOTES:	23,295,096

Consistent with the stated preference of a majority of the Company’s stockholders who cast votes at the Annual Meeting, our Board of Directors has determined that it will include an advisory stockholder vote on executive compensation in its proxy materials every year until the next advisory vote on the frequency of stockholder votes on executive compensation, which is required to occur no later than the Company’s 2024 Annual Meeting of Stockholders.

Proposal 6. The approval, in an advisory (non-binding) vote, of whether a non-binding, advisory vote on the compensation of the Company’s named executive officers should occur every one, two or three years.

The results of the vote were as follows:

ONE YEAR:	24,294,820
TWO YEARS:	499,849
THREE YEARS:	381,254
VOTES ABSTAINED:	227,738
BROKER NON-VOTES:	23,295,096

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.

By:	/s/ Maximilian Scheder-Bieschin
Name:	Maximilian Scheder-Bieschin
Title:	Chief Financial Officer

Dated: June 12, 2018